UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: October 15, 2004              Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


        Virginia                                       54-1375874
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


101 Hubbard Street
Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On October 15, 2004, National Bankshares, Inc. issued a press release announcing earnings for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1.


Exhibit
99.1    National Bankshares, Inc. Press
        Release dated July 19, 2004.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


Date:  October 15, 2004           By:  /s/ JAMES G. RAKES
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                                       James G. Rakes
                                       Chairman
                                       President and Chief Executive Officer


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